UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 18, 2004


                            Composite Solutions, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
                 (State or Other Jurisdiction of Incorporation)


        000-24551                                           65-0790758
(Commission File Number)                       (IRS Employer Identification No.)


   P.O. Box 372, La Jolla, California                        92038-0372
(Address of Principal Executive Offices)                     (Zip Code)


                                 (858) 442-0582
              (Registrant's Telephone Number, Including Area Code)


           3252 Holiday Court, Suite 206, La Jolla, California 92037 (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP.

     On November 18, 2004, the United States Bankruptcy Court for the Southern District of California dismissed the voluntary petition for liquidation under Chapter 7 of the U.S. Bankruptcy Code filed by Composite Solutions, Inc. (CSI) (OTC BB: KIPS) on October 8, 2004 (Case number 04-08830-JM7). CSI will not resume its former operations, but is pursuing other options for reorganizing the corporation via a Chapter 11 bankruptcy and acquisition of another operating entity.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

     The Form 8-K filed by Composite Solutions, Inc. (CSI) on October 12, 2004 stated incorrectly that Chief Executive Officer Thomas C. Bache submitted his resignation to be effective upon filing that 8-K. However, to ensure effective representation of the company through the bankruptcy proceedings, Dr. Bache's resignation could not be accepted. He is currently the sole member of the Board of Directors.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPOSITE SOLUTIONS, INC.



Date: November 19, 2004                 By: /s/ Thomas C. Bache
                                           ------------------------------------
                                           Thomas C. Bache
                                           President and Chief Executive Officer


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